    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 19, 1997
     POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT NO. 333-07941
      POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT NO. 33-49913 POST-EFFECTIVE AMENDMENT NO. 3 TO REGISTRATION STATEMENT NO. 33-40272

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         THE CHASE MANHATTAN CORPORATION
               (Exact Name of Registrant, as Specified in Charter)

                 DELAWARE                                       13-2624428
(State or  Other Jurisdiction of Incorporation    (IRS Employer Identification Number)
            or Organization)

                         The Chase Manhattan Corporation
                                 270 Park Avenue
                               New York, NY 10017
                                 (212) 270-6000
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

         THE CHASE MANHATTAN CORPORATION 1996 LONG-TERM INCENTIVE PLAN
                            (Full Title of the Plan)

                                Anthony J. Horan
                               Corporate Secretary
                         The Chase Manhattan Corporation
                                 270 Park Avenue
                               New York, NY 10017
                                 (212) 270-6000
    (Name, Address, Including Zip Code, and Telephone Number, Including Area
                          Code, of Agent for Service)

                        Copies of All Communications to:

                              Neila B. Radin, Esq.
                         The Chase Manhattan Corporation
                                 270 Park Avenue
                               New York, NY 10017

     Pursuant to Rule 478(a)(4) under the Securities Act of 1933, as amended, The Chase Manhattan Corporation hereby withdraws from registration under this Registration Statement 515,000 shares of its Common Stock, $1 par value, originally registered hereunder which have not been issued and which are being registered pursuant to a Registration Statement on Form S-3.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on the 19th day of December, 1997.

                                               THE CHASE MANHATTAN CORPORATION



                                               By:  /s/ Anthony J. Horan
                                                   _________________________
                                                          Anthony J. Horan
                                                      Corporate Secretary


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                        CAPACITY                      DATE
              ---------                        --------                      ----
                  *                  Chairman of the Board, Chief      December 19, 1997
---------------------------------    Executive Officer and Director
          Walter V. Shipley          (Principal Executive Officer)

                  *                  President, Chief Operating        December 19, 1997
---------------------------------    Officer and Director
         Thomas G. Labrecque

                  *                  Vice Chairman of the Board        December 19, 1997
---------------------------------    Director
      William B. Harrison, Jr.

                  *                  Director                          December 19, 1997
---------------------------------
        Frank A. Bennack, Jr.

                  *                  Director                          December 19, 1997
---------------------------------
         Susan V. Berresford

                  *                  Director                          December 19, 1997
---------------------------------
          M. Anthony Burns

                  *                  Director                          December 19, 1997
---------------------------------
         H. Laurance Fuller

                  *                  Director                          December 19, 1997
---------------------------------
          Melvin R. Goodes

                  *                  Director                          December 19, 1997
---------------------------------
        William H. Gray III

                  *                  Director                          December 19, 1997
---------------------------------
           George V. Grune

                  *                  Director                          December 19, 1997
---------------------------------
           Harold S. Hook

                  *                  Director                          December 19, 1997
---------------------------------
          Helene L. Kaplan

                  *                  Director                          December 19, 1997
---------------------------------
          Henry B. Schacht

                  *                  Director                          December 19, 1997
---------------------------------
          Andrew C. Sigler

                  *                  Director                          December 19, 1997
---------------------------------
          John R. Stafford

                  *                  Director                          December 19, 1997
---------------------------------
         Marina v.N. Whitman

                  *                  Chief Financial Officer           December 19, 1997
---------------------------------    (Principal Financial Officer)
           Peter J. Tobin

                  *                  Controller                        December 19, 1997
---------------------------------    (Principal Accounting Officer)
         Joseph L. Sclafani

* Anthony J. Horan hereby signs this Post-Effective Amendment No. 1 on December 19, 1997 on behalf of each of the indicated persons for whom he is attorney-in-fact pursuant to a power of attorney filed previously.



                                                By: /s/ Anthony J. Horan
                                                   _____________________________
                                                    Anthony J. Horan
                                                    Corporate Secretary


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